UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2023

Renren Inc.

(Exact name of registrant as specified in its Charter)

Cayman Islands	001-35147	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2828 N. Central Avenue FI 7, Phoenix, Arizona, 85004 USA	85004
(Address of principal executive offices)	(Zip Code)

+1-833-258-7482

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American depositary shares, each representing 45 Class A ordinary shares	RENN	The New York Stock Exchange
Class A ordinary shares, par value US$0.001 per share*	RENN	The New York Stock Exchange

* Not for trading, but only in connection with the listing on The New York Stock Exchange of American depositary shares (“ADSs”).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Domestic Issuer Status

Effective January 1, 2023, Renren Inc. (the “Company”) will begin to file periodic reports and registration statements on U.S. domestic issuer forms with the Securities and Exchange Commission, which are more detailed and extensive in certain respects, and which must be filed more promptly, than the forms available to a “foreign private issuer” as defined in Rule 405 under the Securities Act of 1933, as amended. In addition, the Company is required to comply with U.S. proxy requirements. The Company is also no longer eligible to rely upon exemptions from corporate governance requirements that are available to foreign private issuers or to benefit from other accommodations for foreign private issuers under the rules of the SEC or the New York Stock Exchange. The Company’s next Annual Report for the year ended December 31, 2022 will be filed as a domestic issuer, on Form 10-K.

Disclosure Channels to Disseminate Information

The Company announces material information to the public about the Company, its potential products and other matters through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls, and the Company’s investor relations website (https://ir.renren-inc.com/), in order to achieve broad, non-exclusionary distribution of information to the public. The Company encourages investors and others to review the information it makes public in these locations, as such information could be deemed to be material information. Please note that this list may be updated from time to time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENREN INC.

Dated: January 3, 2023	By:	/s/ Chris Palmer
Chris Palmer Chief Financial Officer